Exhibit 10.72
                 SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

                                      among

                        BALDWIN EUROPE CONSOLIDATED B.V.,
                                  as Borrower,

                        BALDWIN TECHNOLOGY COMPANY, INC.,
                as Parent, Guarantor and Borrower Representative,

                          BALDWIN AMERICAS CORPORATION,
                        BALDWIN EUROPE CONSOLIDATED INC.,
                        BALDWIN ASIA PACIFIC CORPORATION,
                          BALDWIN GRAPHIC SYSTEMS INC.,
                              BALDWIN GERMANY GMBH,
                          BALDWIN U.K. HOLDING LIMITED,
                              BALDWIN (U.K.) LTD.,
                                ACROTEC UK LTD.,
                             BALDWIN GLOBALTEC LTD.,
                           BALDWIN SWEDEN HOLDING AB,
                                 BALDWIN IVT AB,
                                BALDWIN JIMEK AB,
                               JAPAN-BALDWIN LTD.,
                                 as Guarantors,

                                       and

                                MAPLE BANK GMBH,
                                    as Lender

                            Dated as of July 1, 2005
                        --------------------------------

================================================================================

                 SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of July 1, 2005 (this "Amendment"), of the CREDIT AGREEMENT, dated as of July 25, 2003, as amended by the First Amendment dated as of September 9, 2004 (as amended, the "Credit Agreement"), among BALDWIN EUROPE CONSOLIDATED B.V., a private company with limited liability incorporated under the laws of The Netherlands (the "Borrower"), BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation, as Parent, Guarantor and Borrower Representative (the "Parent"), BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAC"), BALDWIN EUROPE CONSOLIDATED INC., a Delaware corporation ("BEC"), BALDWIN ASIA PACIFIC CORPORATION, a Delaware corporation ("BAPC" together with BAC and BEC, each a "Guarantor Parent"), BALDWIN GRAPHIC SYSTEMS INC., a Delaware corporation ("Baldwin Graphic"), BALDWIN GERMANY GMBH, a German company ("Baldwin Germany"), BALDWIN U.K. HOLDING LIMITED, a company incorporated in England and Wales ("Baldwin U.K."), BALDWIN
(UK) LTD., a company incorporated in England and Wales ("Baldwin (UK)"), ACROTEC UK LTD., a company incorporated in England and Wales ("Acrotec UK"), BALDWIN GLOBALTEC LTD., a company incorporated in England and Wales ("Baldwin Globaltec"), BALDWIN SWEDEN HOLDING AB, a limited liability company incorporated in Sweden under registration number 556263-4724 ("Baldwin Sweden"), BALDWIN IVT AB, a limited liability company incorporated in Sweden under registration number 556225-4721 ("Baldwin IVT"), BALDWIN JIMEK AB, a limited liability company incorporated in Sweden under registration number 556528-6860 ("Baldwin Jimek"), JAPAN-BALDWIN LTD., a Japanese company ("Baldwin Japan" together with Baldwin Graphic, Baldwin Jimek, Baldwin IVT, Baldwin Sweden, Baldwin Globaltec, Acrotec UK, Baldwin (UK), Baldwin U.K. and Baldwin Germany, each a "Guarantor Subsidiary, and collectively, the "Guarantor Subsidiaries") and MAPLE BANK GmbH, a German bank, as Lender. Unless otherwise defined herein, all capitalized terms used herein and defined in Section 11 of the Credit Agreement are used herein as so defined.
                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Parent, the Guarantor Parents, the Guarantor Subsidiaries and the Lender have entered into the Credit Agreement; and

         WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

SECTION  1.  DEFINITIONS.

         All terms used in this Amendment and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

SECTION 2.   AMENDMENTS.

         Section 2.1. Section 1.06(b) of the Credit Agreement is amended by deleting the proviso at the end in its entirety.

         Section 2.2. Section 3.01(a) of the Credit Agreement is amended by deleting clause (ii) of the first sentence thereof and substituting therefor:

                  "(ii) a renewal fee in the amount of $25,000 payable on the last Business Day of January, April, July and October in each year, commencing with October 2005 (unless the Commitment is terminated earlier pursuant to Section 3.02 or 3.03)."

         Section 2.3. Section 8.01(m) of the Credit Agreement is amended by deleting therefrom the words "Within 15 Business Days after the end of each calendar month" and replacing them with the words "Within 30 Business Days after the end of each calendar month" in lieu thereof.

         Section 2.4. Section 11 of the Credit Agreement is amended by deleting the defined term "Applicable Margin" and replacing it with the following:

                  "Applicable Margin" shall mean a percentage per annum equal to
         (i) 1.25%, with respect to Base Rate Loans, (ii) 3.375%, with respect to Eurodollar Loans, and (iii) 3.775%, with respect to Euro Denominated Loans.

SECTION 3.   WAIVER

         The Lender acknowledges that the Custody Agreement was terminated as of August 12, 2005, and irrevocably waives any Defaults or Events of Default that may have arisen as a result of such termination.

SECTION 4.   REPRESENTATION AND WARRANTIES OF THE CREDIT PARTIES

         Each Credit Party represents to the Lender that each of the representations and warranties made in Section 7 of the Credit Agreement is true and correct as of the date hereof, after giving effect to this Amendment, except to the extent that such representation is stated to relate to a specified earlier date in which case such representation and warranty shall be true and correct as of such earlier date.

SECTION 5.   CONDITIONS

         This  Amendment  shall be  deemed  effective  as of July 1,  2005  (the
"Effective Date") when each of the following has been fulfilled to the satisfaction of the Lender:

              (a) Each of the parties hereto shall have executed and delivered a counterpart of this Amendment.

              (b) There shall exist no Default or Event of Default under the Credit Agreement and all representations and warranties contained therein shall be true and correct as of the Effective Date with the same effect as if made on such date, except to the extent that such representation is stated to relate to a specified earlier date in which case such representation and warranty shall be true and correct as of such earlier date.

              (c) All proceedings and all documents, instruments and other legal matters in connection with this Amendment shall be satisfactory in form and substance to the Lender and its counsel and the Lender shall have received such other documents, certificates, instruments and opinions relating to the transactions contemplated hereby as it shall reasonably request, in each case, in form and substance satisfactory to it.

              (d) All fees and expenses of the Lender (including fees and expenses of its counsel) incurred in connection with this Amendment shall have been paid.

SECTION 6.   MISCELLANEOUS

         Section 6.1. Each of the Credit Documents modified hereby is expressly continued in full force and effect. Except as expressly modified herein, all terms, provisions and conditions will remain unchanged and shall remain in full force and effect for the full term thereof, and this Amendment shall be interpreted with the Credit Agreement, as modified hereby, as one and the same instrument. This Amendment shall also constitute a Credit Document as defined in the Credit Agreement.

         Section 6.2. Each of the Credit Parties confirms for purposes of each of the Security Documents to which it is a party that (i) references in such documents to the Credit Agreement are to the Credit Agreement as amended by this Amendment and (ii) the defined terms "Obligations" and "Secured Obligations" in the Credit Documents refer to the Obligations under the Credit Agreement as amended by this Amendment.

         Section 6.3. The terms and provisions of this Amendment, and the respective rights and obligations of each party hereunder, shall be binding upon and inure to the benefit of their respective successors, legal representatives and assigns.

         Section 6.4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

         Section 6.5. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and each party hereto shall remain liable to perform its obligations hereunder except to the extent of such enforceability. To the extent permitted by law, each party hereto hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         Section 6.6. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the

Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

         Section 6.7. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

Address:
--------

2 Trap Falls Road                             BALDWIN EUROPE CONSOLIDATED B.V.,
Suite 402                                     as Borrower
Shelton, CT  06484
Attn: President
Tel: (203) 402-1000                           By__/s/Gerald A. Nathe____________
Fax: (203) 402-5500                             Name:  Gerald A. Nathe
                                                Title: Managing Director

                                              By__/s/Vijay C. Tharani___________
                                                Name:  Vijay C. Tharani
                                                Title: Managing Director



2 Trap Falls Road                             BALDWIN TECHNOLOGY COMPANY, INC.,
Suite 402                                     as Parent, Guarantor and Parent
Shelton, CT  06484                            Representative
Attn:President
Tel:(203) 402-1000                            By__/s/Vijay C. Tharani___________
Fax:(203) 402-5500                            Name:  Vijay C. Tharani
                                              Title: Vice President, CFO &
                                                     Treasurer



2 Trap Falls Road                             BALDWIN AMERICAS CORPORATION,
Suite 402                                     as Guarantor
Shelton, CT  06484
Attn: President
Tel: (203) 402-1000                           By__/s/Vijay C. Tharani___________
Fax: (203) 402-5500                             Name:  Vijay C. Tharani
                                                Title: Vice President

2 Trap Falls Road                             BALDWIN EUROPE CONSOLIDATED INC.,
Suite 402                                     as  Guarantor
Shelton, CT  06484
Attn: President
Tel: (203) 402-1000                           By__/s/Vijay C. Tharani___________
Fax: (203) 402-5500                             Name:  Vijay C. Tharani
                                                Title: Vice President

2 Trap Falls Road                             BALDWIN ASIA PACIFIC CORPORATION,
Suite 402                                     as Guarantor
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000                          By__/s/Vijay C. Tharani___________
Fax:  (203) 402-5500                            Name:  Vijay C. Tharani
                                                Title: Vice President

2 Trap Falls Road                             BALDWIN GRAPHIC SYSTEM INC.,
Suite 402                                     as Guarantor
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000                          By__/s/Gerald A. Nathe____________
Fax:  (203) 402-5500                            Name:  Gerald A. Nathe
                                                Title: President

Derchinger Strasse 137                        BALDWIN GERMANY GMBH, as Guarantor
D-86165 Augsburg
Germany
Attn: Managing Director                       By__/s/Karl S. Puehringer_________
Tel:  +49-821-794-200                          Name:  Karl S. Puehringer
Fax:  +49-821-794-2222                         Title: Geschaftsfuhrer

With a copy to:

Baldwin Technology Company, Inc.
2 Trap Falls Road
Suite 402

Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

Unit 13 Apex Business Centre                  EXECUTED as a DEED by
Boscombe Road                                 BALDWIN U.K. HOLDING LIMITED,
Dunstable Bedfordshire LU5 4SB                as Guarantor
England
Attn: Managing Director
Tel:  +44-1582-477499                         By_____________________________
Fax:  +44-1582-478510                           as attorney-in-fact under a
                                                power of attorney
                                                dated ____
With a copy to:


Baldwin Technology Company, Inc.              By__/s/Vijay C. Tharani___________
2 Trap Falls Road
Suite 402                                       Name:  Vijay C. Tharani
Shelton, CT  06484                              Title: Director
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500


Unit 13 Apex Business Centre                  EXECUTED as a DEED by
Boscombe Road                                 BALDWIN (U.K.) LTD., as Guarantor
Dunstable Bedfordshire LU5 4SB
England
Attn: Managing Director                       By_____________________________
Tel:  +44-1582-477499                           as attorney-in-fact under a
Fax:  +44-1582-478510                           power of attorney
                                                dated ____

With a copy to:

Baldwin Technology Company, Inc.              By__/s/Vijay C. Tharani___________
2 Trap Falls Road                               Name:  Vijay C. Tharani
Suite 402                                       Title: Director
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

22 Wessex Trade Centre                        EXECUTED as a DEED by
Poole, Dorset BH12 3PQ                        ACROTEC UK LTD., as Guarantor
England
Attn: Managing Director
Tel:  +44-1202-739030                         By_______________________________
Fax:  +44-1202-739040                           as attorney-in-fact under a
                                                power of attorney
                                                dated ____
With a copy to:

Baldwin Technology Company, Inc.
2 Trap Falls Road                             By__/s/Vijay C. Tharani__________
Suite 402                                       Name:  Vijay C. Tharani
Shelton, CT  06484                              Title: Director
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500


22 Wessex Trade Centre                        EXECUTED as a DEED by
Poole, Dorset BH12 3PQ                        BALDWIN GLOBALTEC LTD., as
England                                       Guarantor
Attn: Managing Director
Tel:  +44-1202-739030                         By_____________________________
Fax:  +44-1202-739040                         as attorney-in-fact under a power
                                              of attorney
                                              dated ____
With a copy to:

Baldwin Technology Company, Inc.
2 Trap Falls Road                             By__/s/John Leek__________________
Suite 402                                       Name:  John Leek
Shelton, CT  06484                              Title: Managing Director
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

Stoerydsvagen 13                              BALDWIN SWEDEN HOLDING AB, as
Box 6                                         Guarantor
573 21 Tranas
Sweden                                        By__/s/Gerald A. Nathe____________
Attn: Managing Director                           Name:  Gerald A. Nathe
Tel:  +46-140-14190                               Title: Director
Fax:  +46-140-17609

With a copy to:

Baldwin Technology Company, Inc.
2 Trap Falls Road
Suite 402
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

Stoerydsvagen 13                              BALDWIN IVT AB, as Guarantor
Box 6
573 21 Tranas
Sweden                                        By__/s/Gerald A. Nathe____________
Attn: Managing Director                           Name:  Gerald A. Nathe
Tel:  +46-140-14190                               Title: Director
Fax:  +46-140-17609

With a copy to:

Baldwin Technology Company, Inc.
2 Trap Falls Road
Suite 402
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

Testvagen 16                                  BALDWIN JIMEK AB, as Guarantor
S-232 37 Arlov
Sweden
Attn: Managing Director                       By__/s/Gerald A. Nathe____________
Tel:  +46-40-43-98-00                             Name:  Gerald A. Nathe
Fax:  +46-40-43-98-10                             Title: Director

With a copy to:

Baldwin Technology Company, Inc.
2 Trap Falls Road
Suite 402
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

4-34 Toyo 2-chome Kohtoh-ku                   JAPAN-BALDWIN LTD., as Guarantor
Tokyo 135-8384
Japan
Attn: Managing Director                       By__/s/Gerald A. Nathe____________
Tel:  +81-3-5606-2771                             Name: Gerald A. Nathe
Fax:  +81-3-5606-2779                             Title:Representative Director

With a copy to:

Baldwin Technology Company, Inc.
2 Trap Falls Road
Suite 402
2 Trap Falls Road
Suite 402
Shelton, CT  06484
Attn:  President
Tel:  (203) 402-1000
Fax:  (203) 402-5500

                                              MAPLE BANK GmbH, as Lender

                                              By_/s/Michael Bernhard____________
                                                Name:  Michael Bernhard
                                                Title: Managing Director


                                              By_/s/Oliver Lenauer______________
                                                Name: Oliver Lenauer
                                                Title: Assistant Vice President